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                                         Record and Return to:
                                                 Curtis A. Johnson, Esq.
                                                 McCarter & English
                                                 Four Gateway Center
                                                 100 Mulberry Street
                                                 Newark, NJ  07102


                      SECOND MORTGAGE MODIFICATION AGREEMENT


      THIS SECOND MORTGAGE MODIFICATION AGREEMENT ("this Agreement") made as of May 2nd, 1996, by and among GNOC, CORP. (successor by merger to GNAC, Corp.), having an address at Boston and Pacific Avenues, P.O. Box 1737, Atlantic City, New Jersey (the "Mortgagor"), FIRST UNION NATIONAL BANK (formerly known as First Fidelity Bank, National Association), having an office at 550 Broad Street, Newark, New Jersey 07102 and MIDLANTIC BANK, NATIONAL ASSOCIATION (formerly known as Midlantic National Bank), having an address at 2 Tower Center, East Brunswick, New Jersey (First Union and Midlantic are together referred to as the "Mortgagee").

                             W I T N E S S E T H :

      WHEREAS, Mortgagee is the holder of that certain Mortgage and Security Agreement with Assignment of Rents (the "Original Mortgage") dated as of April 16, 1993, which Original Mortgage was recorded on April 20, 1993 in the Office of the Clerk of Atlantic County in Mortgage Book 5004, at page 35 et seq. to secure the obligations described therein, and which Original Mortgage is a lien on the property described therein as the Real Property; and

      WHEREAS, the Original Mortgage was given as security for certain financial accommodations made by Mortgagee to Mortgagor, as evidenced by that certain Loan Agreement (the "Loan Agreement") dated April 16, 1993, by and between Mortgagor and Mortgagee; and

      WHEREAS, Mortgagor gave to Mortgagee as additional security for the loan an Assignment of Leases and Rents (the "Original Assignment") dated April 16, 1993, which Original Assignment was recorded on April 20, 1993 in the Office of the Clerk of Atlantic County in Mortgage Book 5004, at page 92 et. seq.; and

      WHEREAS, Mortgagor and Mortgagee entered into a First Amendment to the Loan Agreement dated as of December 31, 1993, which among other things, amended certain financial and other covenants in the Loan Agreement; and

      WHEREAS, Mortgagor and Mortgagee entered into an Amended and Restated Loan Agreement (the "Amended and Restated Loan Agreement") dated as of September 30, 1994, which among other things, amended and restated certain covenants and extended the maturity date of the Loan Agreement to December 31, 1996; and

      WHEREAS, Mortgagor executed a Revolving Credit Note dated as of September 30, 1994 in favor of each Mortgagee (each, a "Revolving Credit Note") evidencing the Mortgagor's obligations to such Mortgagee under the Amended and Restated Loan Agreement; and

      WHEREAS, Mortgagor and Mortgagee modified the Original Mortgage and the Original Assignment pursuant to that certain Agreement for Modification of Mortgage and Assignment of Leases (the "Modification") dated November 1, 1994, which Modification was recorded on November 7, 1994 in the Office of the Clerk of Atlantic County in Mortgage Book 5490, at page 26 et. seq., which among other things, reflected the fact that the Original Mortgage and the Original Assignment continued to secure the obligations of the Mortgagor to the Mortgagee as those obligations have been modified by the Amended and Restated Loan Agreement and the Revolving Credit Notes (the Original Mortgage and the Original Assignment as modified by the Modification shall hereafter be referred to as the "Mortgage" and the "Assignment", respectively); and

      WHEREAS, Mortgagor and Mortgagee have this day executed a Second Amended and Restated Loan Agreement ("Second Amended and Restated Loan Agreement"), which among other things, amends and restates certain covenants and extends the maturity date of the Loan Agreement to June 30, 1998; and

      WHEREAS, pursuant to the Second Amended and Restated Loan Agreement Mortgagor has this day executed new revolving credit notes in favor of each Mortgagee in the maximum aggregate principal amount of $20,000,000 (each, a "New Revolving Credit Note") evidencing the Mortgagor's obligations to such Mortgagee under the Second Amended and Restated Loan Agreement; and

      WHEREAS, the parties hereto have agreed to further modify the Mortgage and the Assignment to, inter alia, reflect the fact that Mortgage and the Assignment continue to secure the obligations of the Mortgagor to the Mortgagee as those obligations have been modified by the Second Amended and Restated Loan Agreement and the New Revolving Credit Notes.

      NOW, THEREFORE, incorporating the foregoing herein by reference and in consideration of the mutual covenants herein contained, the parties hereto do mutually covenant and agree, as follows:

      12. The foregoing recitals are incorporated into this Agreement by this reference.


      13. The term "Loan Agreement" as it is used in the Mortgage, as modified hereby, shall be deemed to refer to the Second Amended and Restated Loan Agreement.

      14. The term "Loan Agreement" as it is used in the Assignment, as modified hereby, shall be deemed to refer to the Second Amended and Restated Loan Agreement.

      15. The term "Revolving Credit Notes" as used in the Mortgage, as modified hereby, shall be deemed to refer to the New Revolving Credit Notes.

      16. The term "Revolving Credit Notes" as used in the Assignment, as modified hereby, shall be deemed to refer to the New Revolving Credit Notes.

      17. The term "Mortgage" as used in the Mortgage, as modified hereby, shall be deemed to refer to the Mortgage, as modified hereby.

      18. The term "Mortgage" as used in the Assignment, as modified hereby, shall be deemed to refer to the Mortgage, as modified hereby.

      19. The term "Assignment" as used in the Mortgage, as modified hereby, shall be deemed to refer to the Assignment, as modified hereby.

      20. The term "Assignment" as used in the Assignment, as modified hereby, shall be deemed to refer to the Assignment, as modified hereby.

      21. The Encumbered Property shall remain in all respects subject to the lien, charge, or encumbrance of the Mortgage, as modified by this Agreement, and nothing herein contained and nothing done pursuant hereto shall affect the lien, charge or encumbrance of or warranty of title in, or conveyance effected by the Mortgage, or the priority thereof over other liens, charges, encumbrances or conveyances; nor shall anything herein contained or done pursuant hereto affect or be construed to affect any other security or instrument, if any, held by Mortgagee as security for or evidence of the aforesaid indebtedness.

      22. Pursuant to N.J.S.A. 46:9-8.1, the Mortgage, as modified hereby, and the obligations secured hereunder and all other obligations of the Mortgagor are subject to modification. To the extent permitted by law, the Mortgage, as modified hereby, secures all modifications from the date upon which the Mortgage was originally recorded, including future loans and extensions of credit and changes in the interest rate, due date, amount or other terms and conditions of any obligations. The Mortgage, as modified hereby, may be modified from time to time without affecting the priority of the lien created thereby.

      23. Mortgagor hereby confirms as presently true all representations and warranties made by Mortgagor in the Mortgage and the Assignment.

      24. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement.

      25. Except as modified herein, all of the terms, provisions and covenants of the Mortgage and the Assignment are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

      26. This Agreement is to be construed according to the laws of the State of New Jersey.

      27. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                           GNOC, CORP.

                                           By: _______________________
                                           Donna M. Graham
                                           Chief Financial Officer and
                                           Treasurer


                                           FIRST UNION NATIONAL BANK

                                           By: _______________________
                                           Alan Lilienthal
                                           Vice President


                                     MIDLANTIC BANK, NATIONAL ASSOCIATION

                                               By: _______________________
                                                   Denise D. Killen
                                                   Vice President
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State of New Jersey  :
                          :    SS
     County of Essex      :

          BE IT REMEMBERED, that on this 2nd day of May, 1996, before me, the subscriber, personally appeared Donna M. Graham as the Chief Financial Officer and Treasurer of GNOC, Corp., a New Jersey corporation, who I am satisfied is the person who has signed this agreement, and (s)he acknowledged that (s)he signed, sealed and delivered this agreement as an officer of the corporation, and that her/his agreement is the voluntary act and deed of the corporation made by virtue of authority from its Board of Directors.

                                                _________________________



     State of New Jersey  :
                          :    SS
     County of Essex      :

          BE IT REMEMBERED, that on this 2nd day of May, 1996, before me, the subscriber, personally appeared Alan Lilienthal as Vice President of First Union National Bank, who I am satisfied is the person who has signed this mortgage modification, and (s)he acknowledged that (s)he signed, sealed and delivered this agreement as an officer of the corporation, and that her/his agreement is the voluntary act and deed of the corporation made by virtue of authority from its Board of Directors.

                                               ___________________________



     State of New Jersey  :
                          :    SS
     County of            :

          BE IT REMEMBERED, that on this 2nd day of May, 1996, before me, the subscriber, personally appeared Denise D. Killen as Vice President of Midlantic Bank, National Association who I am satisfied is the person who has signed this agreement, and (s)he acknowledged that (s)he signed, sealed and delivered this agreement as an officer of the corporation, and that her/his agreement is the voluntary act and deed of the corporation made by virtue of authority from its Board of Directors.

                                               ___________________________


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